UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

IVANHOE ELECTRIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41436	32-0633823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

606 – 999 Canada Place Vancouver, BC Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 689-8765

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IE	NYSE American and Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2023, Ivanhoe Electric, Inc. (the “Company”) announced that Patrick Loftus-Hills will join the Company as a member of the Company’s board of directors (the “Board”) and will serve on the Compensation and Nominating Committee of the Company. Mr. Loftus-Hills is replacing Oskar Lewnowski, who is stepping down from the Board to focus on his responsibilities as Founder and Group CEO of Orion Resource Partners.

The appointment of Mr. Loftus-Hills and the resignation of Mr. Lewnowski are effective March 17, 2023.

Mr. Loftus-Hills brings over 35 years of experience in the global mining industry and is currently a Senior Advisor at Moelis & Company, a New York-based investment bank. He is also a former Partner and Managing Director at Moelis & Company. Mr. Loftus-Hills was previously the Joint Head of the Asian Industrials Group and Head of Natural Resources at UBS in Hong Kong, and held leadership roles in the UBS global mining team in New York and Australia. He spent over 25 years in investment banking, advising global mining companies on a range of transactions including cross-border M&A and capital raisings. Mr. Loftus-Hills holds Law and Science degrees from Monash University in Australia. He is also a Managing Member of Sweetwater Royalties LLC, an Orion Resource Partners portfolio company, Chairman of the Monash University US Leadership Council, Co-Chairman of the US Friends of the Australian Chamber Orchestra and Vice Chairman of the AUS USA Foundation. Mr. Loftus-Hills is 56 years old.

There is no arrangement or understanding between Mr. Loftus-Hills and any other person pursuant to which Mr. Loftus-Hills was selected as a director. There are no family relationships between Mr. Loftus-Hills and any of our directors or executive officers. Mr. Loftus-Hills has no interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release dated March 17, 2023, relating to the announcement described in Item 5.02, is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 17, 2023
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE ELECTRIC INC.

Date: March 17, 2023	By:	/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer

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